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                                                                   EXHIBIT 10n2

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al., establishing a trust in favor of each of the following persons, to the Agreement thereto constituting
Exhibit 10n1 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2001.


                                             Name

                                         Mark Hausberg
                                         Craig P. Omtvedt
                                         Mark A. Roche
                                         Norman H. Wesley